SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Transcell Biologics

On November 8, 2020, the Company’s subsidiary TPT MedTech entered into a letter of intent investment agreement with Transcell Biologics and Transcell Oncologics whereby TPT MedTech would invest $3,000,000 at closing. Closing is anticipated to be after sufficient capital is raised, customary due diligence is complete and agreement by all parties as to the valuation and stake for which the investment would represent. The Company believes that Transcell Biologics and Transcell Oncologics have significant synergies with TPT MedTech’s current and anticipated activities.

Subsequent to September 30, 2020, the Company signed consulting agreements related to their activities with TPT MedTech with two third parties on October 2, 2020 for which we agreed to issue 300,000 shares of restricted common stock. In addition, the Company issued 14,667 of subscribed shares.

Subsequent to September 30, 2022, the Company issued restricted common shares under its agreements with its outside directors for which is issued 6,000,000 shares. In addition, 1,000,000 shares were issued to a consultant as a bonus for IR consulting services performed.

On November 17, 2020, the Company entered into an Agreement for the Purchase and Sale of Future Receipts (“2020 NewCo Factoring Agreement”). The balance to be purchased and sold is $326,400 for which the Company received $232,800, net of fees. Under the 2020 NewCo Factoring Agreement, the Company is to pay $11,658 per week for 28 weeks at an effective interest rate of approximately 36% annually. The 2020 NewCO Factoring Agreement includes a guaranty by the CEO of the Company, Stephen J. Thomas III.

Subsequent to September 30, 2022, we entered into a Settlement Agreement to settle outstanding legal fees in the amount of $74,397 for TPT common shares. The number of shares to be issued in consideration is to be computed at the five day average trading price as specified under Rule 474 under the Securities Act of 1933 for the 5 days preceding the date of the request for acceleration of the effective date of this registration of our common shares to be issued. This $74,397 may also be fully settled in cash at any time prior to the issuance of the shares of stock of the Company.

Subsequent events were reviewed through the date the financial statements were issued.

Debt and Advances

On February 25, 2020, the Company entered into an Agreement for the Purchase and Sale of Future Receipts (“Advantage Merchant Agreement”). The balance to be purchased and sold is $716,720 for which the Company received $500,000, net of fees. Under the Financing Agreement, the Company will pay $14,221 per week for 50 weeks. The Advantage Merchant Agreement includes a guaranty by the CEO of the Company, Stephen J. Thomas III.

In addition, the Company agreement to a Secured Promissory Note with a third party for $90,000 dated February 14, 2020. The Secured Promissory Note is secured by the assets of the Company and is due June 14, 2020 or earlier in case the Company is successful in raising other monies and carries an annual interest rate of 10% payable with the principal. The Secured Promissory Note is also convertible at the option of the holder into an equivalent amount of Series D Preferred Stock. The Secured Promissory Note also includes a guaranty by the CEO of the Company, Stephen J. Thomas III.

Some of the funds from the Advantage Merchant Agreement and the Secured Promissory Note were used to pay off the remaining balance of $97,000, including premium and accrued interest, of the Convertible Promissory Notes with JSJ Investments and the remaining Convertible Promissory Note to Geneva Roth of $63,086, including premium and accrued interest.

Bridge Internet Acquisition

On March 6, 2020, the executed an Acquisition and Purchase Agreement (“Agreement”) dated March 6, 2020 with Bridge Internet, LLC (“Bridge Internet”), a Delaware Limited Liability Company. The Company acquired 75% of Bridge Internet for 8,000,000 shares of common stock of TPT Global Tech, Inc., 4,000,000 common shares issued to Sydney “Trip” Camper immediately and 4,000,000 common shares which vest equally over two years. As sufficient funding is raised by the Company, defined as approximately $3,000,000, marketing funds of up to $200,000 per quarter for the next year from date of signing Agreement will be provided. Tower industry Veteran, Founder and CEO of Bridge Internet, Sydney “Trip” Camper, will retain the remaining 25% of Bridge Internet and stay on as the CEO, as well as become the acting CEO of TPT Speed Connect LLC, the Company’s wholly owned subsidiary TPT SpeedConnect, LLC. A formal employment agreement and biographical information for Sydney “Trip” Camper will be filed in a separate Form 8-K once completed.

Bridge Internet offers a Joint Venture (JV) business model to Municipalities, Cooperatives and Individual Territory Owners throughout the United States. It currently has no revenues. As a territorial, duplicatable, wireless internet service provider, this is a unique opportunity for potential JV partners to join an incredible revenue sharing business model. It is very easy for Municipalities, Cooperatives or Individual Owners to start JV businesses with Bridge Internet to provide their communities with state-of-the-art High-Speed Internet, Voice and IPTV services. The internet is a commodity many take for granted but for those with limited access every day is an unnecessary struggle. With millions of rural Americans struggling to find a reliable internet provider, Bridge Internet will help make a difference in people’s lives by providing access to online classes, healthcare, news and entertainment.

Convertible Promissory Notes

Subsequent to December 31, 2019, there have been $216,010 of principal and $99,088 of accrued interest for a total of $315,098 of convertible promissory notes that have been converted to 615,568,695 common shares. See Note 5 related to debt financing arrangements. These conversions have significantly increased the amount of common shares outstanding since December 31, 2019.

COVID-19

In December 2019, COVID-19 emerged and has subsequently spread worldwide. The World Health Organization has declared COVID-19 a pandemic resulting in federal, state and local governments and private entities mandating various restrictions, including travel restrictions, restrictions on public gatherings, stay at home orders and advisories and quarantining of people who may have been exposed to the virus. After close monitoring and responses and guidance from federal, state and local governments, in an effort to mitigate the spread of COVID-19, around March 18, 2020 for an indefinite period of time, the Company closed its Blue Collar office in Los Angeles, California and its TPT SpeedConnect offices in Michigan, Idaho and Arizona.  Most employees are working remotely, however this is not possible with certain employees and all subcontractors that work for Blue Collar. The Company continues to monitor developments, including government requirements and recommendations at the national, state, and local level to evaluate possible extensions to all or part of such closures.

The Company is attempting to take advantage of the stimulus offerings but has not solidified anything on this yet.  On February 25, 2020, the Company entered the Advantage Merchant Agreement, mentioned above, and received $500,000, net of fees.   The Company is also in the process of trying to raise debt and equity financing, some of which may have to be used for working capital shortfalls if revenues decrease significantly because of the COVID-19 closures.

As the COVID-19 pandemic is complex and rapidly evolving, the Company's plans as described above may change. At this point, we cannot reasonably estimate the duration and severity of this pandemic, which could have a material adverse impact on our business, results of operations, financial position and cash flows.